SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 October 4, 1999
                            -------------------------
                            (Earliest Event Reported)



                           Total System Services, Inc.
                           ---------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


 Georgia                            1-10254                      58-1493818
---------                        ---------------                --------------
(State of                       (Commission File                (IRS Employer
 Incorporation)                  Number)                         Identification
                                                                 Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   -------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                          -----------------------------
                         (Registrant's Telephone Number)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)


Item 5.  Other Events.
------   -------------

     On October 4, 1999, Total System Services, Inc. ("Registrant") announced a plan to repurchase up to 1.5 million shares of its common stock from time to time and at various prices over the next 24 months.

     A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99.1 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
------   -------------------------------------------------------------------

         (a)      Financial Statements - None.

         (b)      Pro Forma Financial Information - None.

         (c)      Exhibits

                  99.1 - Registrant's press release, October 4, 1999

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                                    Signature
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TOTAL SYSTEM SERVICES, INC.
                                           ("Registrant")


Dated: October 4, 1999                     By:/s/ Kathleen Moates
       ---------------------------            ----------------------------------
                                                    Kathleen Moates
                                                    Deputy General Counsel




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                                  Exhibit Index

Exhibit Number                              Description
-------------                               --------------

99.1                                        Registrant's
                                            press release
                                            dated October 4, 1999




















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